UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

SEMIANNUAL REPORT
June 30, 2022
T. ROWE PRICE
TEQI	Equity Income ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE EQUITY INCOME ETF

HIGHLIGHTS
■	The Equity Income ETF outperformed the Russell 1000 Value Index and the Lipper Equity Income Funds Index for the six months ended June 30, 2022.
■	Within the fund, absolute contributors were concentrated within sectors that benefited from rising commodity and energy costs and the flight to more defensive stocks against a background of geopolitical turmoil. Top detractors were focused in sectors that struggled amid the uncertainty associated with an inflationary environment.
■	Changes in sector allocation were the result of our bottom-up stock selection. During the first half of the year, we focused on fading cyclicality within the portfolio and invested in names with idiosyncratic return drivers and companies we liked long term that faced near-term stress.
■	Going forward, our aim is to create a portfolio that is balanced for a variety of market settings, investing in ideas where the risk/reward ratio is particularly attractive while being cognizant of our beta. As always, our focus remains on investing in higher-quality companies where there is a confluence of compelling valuations, attractive long-term fundamentals, and strong dividend yields.
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T. ROWE PRICE EQUITY INCOME ETF

Market Commentary
Dear Shareholder
Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.
After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.
Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.
Within the S& P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.
Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.
In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central

T. ROWE PRICE EQUITY INCOME ETF

bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.
Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.
The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.
Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE EQUITY INCOME ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks a high level of dividend income and long-term capital growth.
FUND COMMENTARY
How did the fund perform in the past six months?
The Equity Income ETF returned -8.19% (based on net asset value) and -8.02% (at market price) for the six-month period ended June 30, 2022. The fund outperformed the Russell 1000 Value Index as well as its peer group, the Lipper Equity Income Funds Index. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
In the worst first half of a calendar year for the S&P 500 Index since 1970, investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and Federal Reserve
PERFORMANCE COMPARISON

Six-Month Period Ended 6/30/22	Total Return

Equity Income ETF (Based on Net Asset Value)	-8.19%
Equity Income ETF (At Market Price)*	-8.02
Russell 1000 Value Index	-12.86
S&P 500 Index	-19.96
Lipper Equity Income Funds Index	-10.84
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

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interest rate increases. Investors were also concerned about inflation’s impact on consumer spending and corporate profits, particularly as some high-profile companies and major retailers disappointed with their financial results or projections.
The Equity Income ETF outperformed its benchmark, with relative performance driven by both stock selection and sector allocation. Given steps taken during the worst portions of the pandemic, the portfolio was well positioned for an environment of higher interest rates and commodity prices. This positioning, combined with our valuation discipline, was a large tailwind to performance during the first half of 2022, as most of the pain in the equity market came from companies in the higher end of the valuation distribution.
Within the portfolio, health care sector names contributed to gains, particularly AbbVie in pharmaceuticals as well as managed care companies Elevance Health (formerly Anthem) and Cigna. Overall, the sector benefited from the appeal of its defensive nature due to comparatively reduced sensitivity to macroeconomic pressures. AbbVie performed particularly well following the Food and Drug Administration approval of its drugs Rinvoq and Skyrizi, which should help balance sales deficits from Humira’s loss of exclusivity in 2023. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Certain financial names, notably in the insurance industry, also added value over the period. Conglomerate Loews outperformed the sector for the first half. The company’s value is largely attributable to its majority ownership in U.S. commercial property and casualty (P&C) insurance company CNA Financial, which has continued to benefit from a strong pricing environment for P&C insurers. CNA Financial also reported strong earnings in both quarters, which contributed to higher underwriting income. MetLife’s recent operational results boosted positive sentiment toward the stock, and Chubb also benefited from the ongoing P&C upcycle.
Elsewhere in the portfolio, shares of low-cost nitrogen producer CF Industries profited from surging natural gas prices and fertilizer prices, which proved to be tailwinds for most of the period. Russia’s invasion of Ukraine caused natural gas prices to rise even further, and created a disruption to global fertilizer supplies, which further propelled the stock. Defense contractor L3Harris Technologies, generally hedged against inflation and recession, benefited from improved Department of Defense budgets and increased international defense spending.

T. ROWE PRICE EQUITY INCOME ETF

The portfolio’s greatest absolute detractors hailed from a variety of sectors. In industrials and business services, global multi-industrial company GE underperformed as its renewables segment and aviation segment contended with inflationary pressures and supply chain pressures, respectively. These temporary concerns have depressed valuation, thereby creating an attractive risk/reward ratio. We believe plans to begin to separate the conglomerate next year will highlight the value of the businesses within GE. In information technology, semiconductor manufacturer Qualcomm traded lower as investor focus shifted toward 2023 earnings, and the market veered away from semiconductor names against a backdrop of increased geopolitical uncertainty and rising interest rates. Concerns that 2023 will likely represent a deceleration in earnings growth for Qualcomm also negatively impacted the stock. We believe the market is being too myopic in its assessment of Qualcomm, as its ability to diversify its business away from smartphones and toward other industrial end markets should lead to more stable cash flows and a higher market valuation.
Compared with the benchmark, stock selection in health care contributed the most value to relative performance. Conversely, stock selection in communication services detracted the most from relative results, although our underweight position to the sector moderated losses.
How is the fund positioned?
The Equity Income ETF seeks to buy well-established, large-cap companies that have a strong record of paying dividends and appear to be undervalued by the market. The fund’s holdings tend to be solid, higher-quality companies going through a period of controversy or stress, reflecting our dual focus on valuation and dividend yield. Each position is the product of careful stock picking based on the fundamental research generated by T. Rowe Price’s team of equity analysts, as opposed to selection based on broader market or macroeconomic trends.
Our top purchases over the six-month period were from varied sectors. In communication services, we initiated a position in Meta Platforms late in the period following a significant correction in the stock. While questions remain about the company’s core business and its plans to invest significantly in research and development over the next few years, the sizable correction has created an attractive valuation and a reasonably good risk/reward profile from current levels. We also added to our position in News Corp. While we remain cognizant of the headwinds that the company faces, we appreciate its collection of high-quality assets with durable growth profiles. Further, we believe that shares are trading at a considerable discount to a sum-of-the-parts valuation. In financials, we added to our position in life insurance company Equitable Holdings due to its compelling valuation. In our view, the company’s earnings

T. ROWE PRICE EQUITY INCOME ETF

are poised to benefit from operational earnings growth, share buybacks, and dividends. We also purchased shares of consumer staples name Conagra Brands, as we value the stock’s defensive nature and its growth potential within the frozen foods space.
Notable sales were also spread out among several areas of the market. Our largest equity sale was chicken, beef, and pork producer and processor Tyson Foods. We continue to appreciate the name but are concerned that increased feed costs will impact margins, particularly in chicken and beef. In financials, we moderated our positions in MetLife, Wells Fargo, and Fifth Third Bancorp, all which have been strong contributors in recent periods. Elsewhere in the portfolio, we sharply pared our position in UnitedHealth Group given its more balanced risk/reward profile and took profit from Elevance Health and Cigna by selling shares.
SECTOR DIVERSIFICATION
	Percent of Net Assets
	12/31/21	6/30/22
Financials	22.6%	20.1%
Health Care	17.1	18.3
Utilities	9.0	10.2
Industrials and Business Services	10.0	9.3
Information Technology	9.2	7.7
Energy	5.4	7.6
Consumer Staples	7.0	7.2
Materials	5.1	5.3
Communication Services	4.6	5.2
Real Estate	4.6	4.4
Consumer Discretionary	3.7	3.7
Other and Reserves	1.7	1.0
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE EQUITY INCOME ETF

The portfolio’s largest sector allocation is in financials. We remain overweight relative to the benchmark, although our absolute exposure decreased during the period. The portfolio’s second-largest sector allocation is in health care, where our absolute exposure increased. Utilities, our third-largest sector allocation, is significantly overweight the benchmark, and this overweight increased on an absolute and relative basis over the period. Please note that weighting versus the benchmark also changed as a result of the reconstitution of the benchmark index that took place in June.
What is portfolio management’s outlook?
We believe the cone of uncertainty is abnormally wide now, with potential outcomes dependent on events outside of our control. Additionally, the Russian invasion of Ukraine has structurally increased geopolitical risk while exacerbating already high inflationary pressures, contributing to the market pricing in higher odds of a recession.
Given this view, we have been focusing on creating a portfolio that is balanced for a variety of market settings. We used weakness in select names to take advantage of opportunities in the market where the risk/reward ratio was particularly attractive while being cognizant of our beta. Our focus remains on investing in higher-quality companies where there is a confluence of compelling valuations, attractive long-term fundamentals, and strong dividend yields.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE EQUITY INCOME ETF

RISKS OF INVESTING IN THE FUND
DIVIDEND-PAYING STOCKS
The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. For example, a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, stocks of companies with a history of paying dividends may not benefit from a broad market advance to the same degree as the overall stock market.
STOCK INVESTING
The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.
For a more thorough discussion of risks, please see the fund’s prospectus.
BENCHMARK INFORMATION
Note: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant

T. ROWE PRICE EQUITY INCOME ETF

LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S& P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE EQUITY INCOME ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
6/30/22
Southern Company	3.4%
Wells Fargo	3.1
TotalEnergies	2.8
UPS	2.5
Qualcomm	2.4
Elevance Health	2.3
GE	2.2
AbbVie	2.2
American International Group	2.2
Sempra Energy	2.1
Becton, Dickinson & Company	2.1
CF Industries	2.0
Chubb	1.9
L3Harris Technologies	1.9
International Paper	1.7
Kimberly-Clark	1.7
Johnson & Johnson	1.6
Weyerhaeuser	1.6
Conagra Brands	1.6
Equity Residential	1.6
Philip Morris International	1.5
Equitable Holdings	1.5
Loews	1.4
NiSource	1.4
MetLife	1.4
Total	50.1%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE EQUITY INCOME ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Equity Income ETF
Note: See the Average Annual Compound Total Return table.

T. ROWE PRICE EQUITY INCOME ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 6/30/22	One Year	Since Inception 8/4/20
Equity Income ETF (Based on Net Asset Value)	-2.22%	18.40%
Equity Income ETF (At Market Price)	-2.15	18.53
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Equity Income ETF	0.54%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE EQUITY INCOME ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE EQUITY INCOME ETF

FUND EXPENSE EXAMPLE (continued)
Equity Income ETF
	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 to 6/30/22
Actual	$1,000.00	$918.10	$2.57
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.12	2.71

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.54%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE EQUITY INCOME ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	Year Ended	8/4/20(1) Through
	6/30/22	12/31/21	12/31/20
NET ASSET VALUE
Beginning of period	$ 36.08	$ 29.49	$ 25.00
Investment activities
Net investment income(2) (3)	0.36	0.64	0.27
Net realized and unrealized gain/loss	(3.30)	7.04	4.46
Total from investment activities	(2.94)	7.68	4.73
Distributions
Net investment income	(0.31)	(0.59)	(0.24)
Net realized gain	-	(0.50)	-
Total distributions to shareholders	(0.31)	(1.09)	(0.24)
NET ASSET VALUE
End of period	$ 32.83	$ 36.08	$ 29.49
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	(8.19)%	26.25%	19.01%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.54%(5)	0.54%	0.54%(5)
Net expenses after waivers/payments by Price Associates	0.54%(5)	0.54%	0.54%(5)
Net investment income	2.03%(5)	1.85%	2.44%(5)
Portfolio turnover rate(6)	10.4%	24.5%	9.0%
Net assets, end of period (in thousands)	$ 85,699	$ 57,722	$ 23,883

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

June 30, 2022 Unaudited
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 99.0%
COMMUNICATION SERVICES 5.1%
Diversified Telecommunication Services 0.4%
AT&T	11,441	240
Verizon Communications	2,597	132
		372
Entertainment 1.1%
Walt Disney (1)	10,151	958
		958
Interactive Media & Services 0.7%
Meta Platforms, Class A (1)	3,400	548
		548
Media 2.9%
Comcast, Class A	28,651	1,124
Fox, Class B	9,521	283
News, Class A	69,160	1,078
		2,485
Total Communication Services		4,363
CONSUMER DISCRETIONARY 3.7%
Automobiles 0.9%
General Motors (1)	24,193	768
		768
Hotels Restaurants & Leisure 0.7%
Las Vegas Sands (1)	18,151	610
		610
Leisure Products 0.8%
Mattel (1)	28,766	642
		642

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Multiline Retail 0.5%
Kohl's	12,957	463
		463
Specialty Retail 0.8%
Best Buy	1,800	117
TJX	10,475	585
		702
Total Consumer Discretionary		3,185
CONSUMER STAPLES 7.2%
Beverages 0.4%
Coca-Cola	4,891	308
		308
Food & Staples Retailing 0.7%
Walmart	4,876	593
		593
Food Products 2.9%
Conagra Brands	39,357	1,347
Mondelez International	1,734	108
Tyson Foods, Class A	12,523	1,078
		2,533
Household Products 1.7%
Kimberly-Clark	10,607	1,433
		1,433
Tobacco 1.5%
Altria Group	58	3
Philip Morris International	12,884	1,272
		1,275
Total Consumer Staples		6,142

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
ENERGY 7.6%
Oil, Gas & Consumable Fuels 7.6%
Chevron	1,225	177
Enbridge	5,472	231
EOG Resources	8,323	919
Exxon Mobil	12,442	1,066
Hess	4,474	474
Occidental Petroleum	4,161	245
Targa Resources	1,007	60
TC Energy	18,677	968
TotalEnergies, ADR	45,676	2,404
Total Energy		6,544
FINANCIALS 20.1%
Banks 7.0%
Bank of America	11,877	370
Citigroup	9,674	445
Fifth Third Bancorp	25,539	858
Huntington Bancshares	81,733	983
JPMorgan Chase	4,207	474
PNC Financial Services Group	1,628	257
Wells Fargo	67,225	2,633
		6,020
Capital Markets 3.8%
Bank of New York Mellon	1,961	82
Charles Schwab	6,507	411
Franklin Resources	3,301	77
Goldman Sachs Group	3,808	1,131
Morgan Stanley	8,473	644
Raymond James Financial	945	85
State Street	13,216	815
		3,245

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Diversified Financial Services 1.6%
Apollo Global Management	2,700	131
Equitable Holdings	47,961	1,250
		1,381
Insurance 7.7%
American International Group	37,402	1,912
Chubb	8,448	1,661
Hartford Financial Services Group	6,626	433
Loews	21,088	1,250
Marsh & McLennan	713	111
MetLife	19,483	1,223
		6,590
Total Financials		17,236
HEALTH CARE 18.3%
Biotechnology 2.6%
AbbVie	12,570	1,925
Biogen (1)	895	182
Gilead Sciences	1,484	92
		2,199
Health Care Equipment & Supplies 4.0%
Becton Dickinson	7,237	1,784
Embecta (1)	62	2
Medtronic	11,701	1,050
Zimmer Biomet Holdings	5,918	622
		3,458
Health Care Providers & Services 6.0%
Anthem	4,114	1,985
Cardinal Health	8,313	435
Centene (1)	7,270	615
Cigna	3,419	901

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
CVS Health	12,545	1,163
UnitedHealth Group	24	12
		5,111
Pharmaceuticals 5.7%
AstraZeneca, ADR	6,964	460
GlaxoSmithKline, ADR	2,465	107
Johnson & Johnson	7,894	1,401
Merck	9,404	857
Organon	104	4
Pfizer	21,457	1,125
Sanofi, ADR	18,721	937
		4,891
Total Health Care		15,659
INDUSTRIALS & BUSINESS SERVICES 9.3%
Aerospace & Defense 2.6%
Boeing (1)	4,382	599
L3Harris Technologies	6,605	1,597
		2,196
Air Freight & Logistics 2.5%
United Parcel Service, Class B	11,545	2,107
		2,107
Airlines 0.2%
Southwest Airlines (1)	5,676	205
		205
Commercial Services & Supplies 0.7%
Stericycle (1)	13,717	602
		602
Industrial Conglomerates 2.4%
3M	1,064	138

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
General Electric	30,305	1,929
		2,067
Machinery 0.8%
Cummins	900	174
Flowserve	2,546	73
PACCAR	4,332	357
Stanley Black & Decker	900	94
		698
Professional Services 0.1%
Nielsen Holdings	5,136	119
		119
Total Industrials & Business Services		7,994
INFORMATION TECHNOLOGY 7.7%
Communications Equipment 0.4%
Cisco Systems	8,473	361
		361
Electronic Equipment, Instruments & Components 0.3%
TE Connectivity	2,013	228
		228
IT Services 0.7%
Fiserv (1)	6,705	597
		597
Semiconductors & Semiconductor Equipment 4.3%
Applied Materials	6,354	578
NXP Semiconductors NV	1,331	197
QUALCOMM	16,098	2,056
Texas Instruments	5,649	868
		3,699

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Software 2.0%
Citrix Systems	5,352	520
Microsoft	4,547	1,168
		1,688
Total Information Technology		6,573
MATERIALS 5.4%
Chemicals 3.7%
CF Industries Holdings	19,748	1,693
DuPont de Nemours	1,419	79
International Flavors & Fragrances	7,657	912
PPG Industries	2,099	240
RPM International	2,672	210
		3,134
Containers & Packaging 1.7%
International Paper	34,871	1,459
		1,459
Total Materials		4,593
REAL ESTATE 4.4%
Equity Real Estate Investment Trusts 4.4%
Equity Residential, REIT	18,639	1,346
Rayonier, REIT	18,880	706
Vornado Realty Trust, REIT	2,490	71
Welltower, REIT	3,604	297
Weyerhaeuser, REIT	41,483	1,374
Total Real Estate		3,794
UTILITIES 10.1%
Electric Utilities 4.7%
NextEra Energy	9,381	727
Southern	40,374	2,879

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Xcel Energy	5,816	411
		4,017
Multi-Utilities 5.4%
Ameren	6,671	603
Dominion Energy	12,725	1,016
NiSource	42,203	1,244
Sempra Energy	11,881	1,785
		4,648
Total Utilities		8,665
Total Miscellaneous Common Stocks 0.1% (2)		111
Total Common Stocks (Cost $83,673)		84,859
SHORT-TERM INVESTMENTS 0.8%
Money Market Funds 0.8%
State Street Institutional U.S. Government Money Market Fund, 1.43% (3)	682,829	683
Total Short-Term Investments (Cost $683)		683
Total Investments in Securities 99.8% of Net Assets (Cost $84,356)		$85,542

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(3)	Seven-day yield
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

June 30, 2022 Unaudited
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $84,356)	$85,542
Interest and dividends receivable	159
Receivable for investment securities sold	135
Other assets	9
Total assets	85,845
Liabilities
Payable for investment securities purchased	100
Investment management and administrative fees payable	39
Other liabilities	7
Total liabilities	146
NET ASSETS	$85,699
Net assets consists of:
Total distributable earnings (loss)	$1,512
Paid-in capital applicable to 2,610,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	84,187
NET ASSETS	$85,699
NET ASSET VALUE PER SHARE	$32.83
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

Unaudited
    STATEMENT OF OPERATIONS

($000s)
6 Months Ended 6/30/22
Investment Income (Loss)
Dividend income (net of foreign taxes of $20)	$976
Investment management and administrative expense	205
Net investment income	771
Realized and Unrealized Gain / Loss
Net realized gain on securities	29
Change in net unrealized gain / loss on securities	(8,744)
Net realized and unrealized gain / loss	(8,715)
DECREASE IN NET ASSETS FROM OPERATIONS	$(7,944)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

Unaudited
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 6/30/22	Year Ended 12/31/21
Increase (decrease) in Net Assets
Operations
Net investment income	$771	$814
Net realized gain	29	1,021
Change in net unrealized gain / loss	(8,744)	6,716
Increase (decrease) in net assets from operations	(7,944)	8,551
Distributions to shareholders
Net earnings	(730)	(1,590)
Capital share transactions*
Shares sold	36,651	26,878
Increase in net assets from capital share transactions	36,651	26,878
Net Assets
Increase during period	27,977	33,839
Beginning of period	57,722	23,883
End of period	$85,699	$57,722
*Share information
Shares sold	1,010	790
Increase in shares outstanding	1,010	790
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Income ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of dividend income and long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset

T. ROWE PRICE EQUITY INCOME ETF

received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board

T. ROWE PRICE EQUITY INCOME ETF

of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE EQUITY INCOME ETF

Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
On June 30, 2022, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE EQUITY INCOME ETF

NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $8,477,000 and $7,751,000, respectively, for the six months ended June 30, 2022. Portfolio securities received or delivered through in-kind transactions aggregated $36,116,000 and $0, respectively, for the six months ended June 30, 2022.
NOTE  4  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At June 30, 2022, the cost of investments for federal income tax purposes was $84,389,000. Net unrealized gain aggregated $1,153,000 at period-end, of which $6,288,000 related to appreciated investments and $5,136,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.54% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses.
As of June 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 23% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE EQUITY INCOME ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2022, this reimbursement amounted to $1,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE EQUITY INCOME ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE EQUITY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar

T. ROWE PRICE EQUITY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.
On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price mutual funds and ETFs. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds. Although the fund does not have a group fee component to its management fee, its assets

T. ROWE PRICE EQUITY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that the advisory fee structure for the fund continued to be appropriate.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate and total expenses in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

T. ROWE PRICE EQUITY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202208-2171148
T. Rowe Price Investment Services, Inc.
ETF787-051 8/22

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022